Exhibit 10.18.2

AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT

This Amendment No. 3 to Loan and Security Agreement (this “Amendment”) is entered into this 28th day of December, 2018 by and among (a) HERCULES CAPITAL, INC. (f/k/a Hercules Technology Growth Capital, Inc.), a Maryland corporation, in its capacity as administrative agent for itself and the Lender (as defined herein) (in such capacity, the “Agent”); (b) the several banks and other financial institutions or entities from time to time parties to the Loan Agreement (as defined below) (collectively, referred to as the “Lender”); and (c) EXICURE OPERATING COMPANY (f/k/a Exicure, Inc.), a Delaware corporation (“Borrower”).
WHEREAS, Lender and Borrower are parties to that certain Loan and Security Agreement dated as of February 17, 2016, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of October 10, 2016 among Lender and Borrower, and as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated as of January 15, 2018, among Lender and Borrower (as the same has been and may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”); and
WHEREAS, in accordance with Section 11.3 of the Loan Agreement, Borrower and Lender desire to amend the Loan Agreement as more fully set forth herein.
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Amendment to Loan Agreement- Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Loan Agreement is hereby amended as follows:
(a)    The Loan Agreement shall be amended by inserting the following new definitions to appear alphabetically in Section 1.1 thereof:
“    “Amendment No. 3 Commitment Fee” means a fully earned, non-refundable commitment fee of Twenty-Five Thousand Dollars, ($25,000.00), which is due to Agent on or prior to the Amendment No. 3 Effective Date.”

“    “Amendment No. 3 Effective Date” is December 28, 2018.”

(b)    Section 2.1(d) of the Loan Agreement is deleted in its entirety and replaced with the following:
“(d)    Payment. Borrower will pay interest on each Term Loan Advance on the first (1st) Business Day of each month, beginning the month after the Advance Date. On the Term Loan Maturity Date, Borrower shall repay the

Exhibit 10.18.2

aggregate principal balance of Term Loan Advances that are outstanding on the Term Loan Maturity Date and any accrued but unpaid interest hereunder and all other Secured Obligations with respect to the Term Loan Advances (Lender acknowledges receipt of principal payments from Borrower in the amount of $1,001,007.75 as of the Amendment No. 3 Effective Date). Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each Term Advance and (ii) out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11 of this Agreement. Once repaid, a Term Loan Advance or any portion thereof may not be reborrowed."
3.    Conditions to Effectiveness. Agent, Lender and Borrower agree that this Amendment shall become effective upon the satisfaction of the following conditions precedent, each in form and substance satisfactory to Lender:
(a)    Agent and Lender shall have received a fully-executed counterpart of this Amendment signed by Borrower;
(b)    Borrower shall have paid to Agent the Amendment No. 3 Commitment Fee on or prior to the Amendment No. 3 Effective Date;
(c)    Agent shall have received payment for all reasonable and documented out-of-pocket fees and expenses incurred by Lender and Agent in connection with this Amendment, including, but not limited to, all legal fees and expenses, payable pursuant to Section 11.11 of the Loan Agreement.
4.    Representations and Warranties. The Borrower hereby represents and warrants to Lender as follows:
(a)    Representations and Warranties in the Agreement. The representations and warranties of Borrower set forth in Section 5 of the Loan Agreement (after giving effect to this Amendment) are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such date.
(b)    Authority, Etc. The execution and delivery by Borrower of this Amendment and the performance by Borrower of all of its agreements and obligations under the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate authority of Borrower and have been duly authorized by all necessary corporate action on the part of Borrower. With respect to Borrower, the execution and delivery by Borrower of this Amendment does not and will not require any registration with, consent or approval of, or notice to any Person (including any governmental authority).

Exhibit 10.18.2

(c)    Enforceability of Obligations. This Amendment, the Loan Agreement and the other Loan Documents, as amended hereby, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, general equitable principles or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(d)    No Default. Before and after giving effect to this Amendment (i) no fact or condition exists that would (or would, with the passage of time, the giving of notice, or both) constitute an Event of Default, and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect has occurred and is continuing.
(e)    Event of Default. By its signature below, Borrower hereby agrees that it shall constitute an Event of Default if any representation or warranty made herein should be false or misleading in any material respect when made.
5.    Reaffirmations. Except as expressly provided in this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. Nothing contained in this Amendment shall in any way prejudice, impair or effect any rights or remedies of Agent or Lender under the Loan Agreement and the other Loan Documents. Except as specifically amended hereby, Borrower hereby ratifies, confirms, and reaffirms all covenants contained in the Loan Agreement and the other Loan Documents. The Loan Agreement, together with this Amendment, shall be read and construed as a single agreement. All references in the Loan Documents to the Loan Agreement or any other Loan Document shall hereafter refer to the Loan Agreement or any other Loan Document as amended hereby.
6.    Execution in Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment. This Amendment may be executed by facsimile, portable document format (.pdf) or similar technology signature, and such signature shall constitute an original for all purposes.
7.    Release. In consideration of the agreements of Agent and each Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby fully, absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, and its successors and assigns, and its present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower,

Exhibit 10.18.2

or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, for or on account of, or in relation to, or in any way in connection with the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
8.    Miscellaneous.
(a)    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, EXCLUDING CONFLICT OF LAWS PRINCIPLES THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY OTHER JURISDICTION.
(b)    The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.
(c)    This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
(d)    Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER	BORROWER
HERCULES CAPITAL FUNDING TRUST 2018-1 By: ___/s/ Jennifer Choe____________ Name: ___Jennifer Choe ____________ Title: ___Assistant General Counsel___	EXICURE OPERATING COMPANY (f/k/a Exicure, Inc.) By: ___/s/ David S. Snyder_______ Name: ___ David S. Snyder_______ Title: ____CFO ________________
AGENT
HERCULES CAPITAL, INC. By: ___/s/ Jennifer Choe____________ Name: ___Jennifer Choe ____________ Title: ___Assistant General Counsel___